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                                                                 Exhibit T3E.3

                         NOTICE OF GUARANTEED DELIVERY

                          FOR SHARES OF CAPITAL STOCK

                                       OF

                               CHEMED CORPORATION

     This form or a facsimile hereof must be used to accept the Exchange Offer (as defined below) if:

     (a) certificates for shares of Capital Stock (the "Shares") of Chemed Corporation, a Delaware corporation (the "Company"), are not immediately available; or

     (b) the procedure for book-entry transfer (set forth under "The Exchange Offer--Procedures for Tendering Shares" in the Offering Circular dated December 23, 1999 (the "Offering Circular")) cannot be followed on a timely basis; or

     (c) time will not permit the Letter of Transmittal and all other required documents to be delivered to the exchange agent for the Exchange Offer (the "Exchange Agent") before the Expiration Date (as defined in the Offering Circular).

     This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Exchange Agent. See "The Exchange
Offer -- Procedures for Tendering Shares" in the Offering Circular.

                TO: NORWEST BANK MINNESOTA, N.A., EXCHANGE AGENT

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                   BY MAIL:                            BY HAND OR OVERNIGHT COURIER:
         NORWEST BANK MINNESOTA, N.A.                   NORWEST BANK MINNESOTA, N.A.
                P.O. BOX 64858                       161 NORTH CONCORD EXCHANGE STREET
        ST. PAUL, MINNESOTA 55164-0858              SOUTH ST. PAUL, MINNESOTA 55075-1139
     ATTENTION: REORGANIZATION DEPARTMENT           ATTENTION: REORGANIZATION DEPARTMENT
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                            FACSIMILE TRANSMISSION:
                        (FOR ELIGIBLE INSTITUTIONS ONLY)

                                 (651) 450-4163

                             TO CONFIRM RECEIPT OF
                         NOTICE OF GUARANTEED DELIVERY:

                                 (651) 450-4110

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONES LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" (as defined in the Offering Circular) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.
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Ladies and Gentlemen:

     I hereby tender to the Company and Chemed Capital Trust, upon the terms and subject to the conditions set forth in the Offering Circular and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which I hereby acknowledge, Shares pursuant to the guaranteed delivery procedure set forth under "The Exchange Offer--Procedures for Tendering Shares" in the Offering Circular.

No. of Shares tendered:

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Certificate Nos.(if available):

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If Shares will be delivered by book-entry transfer:

Name of Tendering Institution:

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Account No. at the Book-Entry Transfer Facility:

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                 SIGN HERE

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                 (Signature(s))

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                (Signature(s))

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           (Name(s)) (Please Print)

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                    (Address)

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                (Zip Code)

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         (Area Code and Telephone No.)

                                    ODD-LOTS

     This section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially and of record an aggregate of fewer than 100 Shares.

     Check one:

     [ ] I am the owner beneficially and of record of fewer than 100 Shares in the aggregate, all of which are being tendered, or

     [ ] I am a broker, dealer, commercial bank, trust company or other nominee who (1) is tendering for the beneficial owners thereof, Shares with respect to which I am the record owner, and (2) believe, based upon representations made to me by each such beneficial owner, that such owner owns beneficially and of record fewer than 100 Shares, and is tendering all such Shares.
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                                   GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, an "Eligible Institution," guarantees that (a) the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) such tender of Shares complies with Rule 14e-4 and (c) the Exchange Agent will receive either the certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of such Shares into the Exchange Agent's account at the Book-Entry Transfer Facility, in any such case together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offering Circular in the case of a book-entry delivery), and any other required documents, all within three New York Stock Exchange trading days after the date of execution of this notice.

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Name of Firm:                                    Address:

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Authorized Signature                             Zip Code

                                                 Area Code and
Name:                                            Telephone No:

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Please Print

Title:                                           Dated:
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DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. YOUR SHARE CERTIFICATES MUST BE
SENT WITH THE LETTER OF TRANSMITTAL.